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                                 UNITED STATES

                       SECURITIES & EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                              September 18, 2001


                               INTERLIANT, INC.
                               ----------------
            (Exact name of registrant as specified in its charter)

         Delaware                     0-26115                     13-3978980
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

        Two Manhattanville Road
          Purchase, New York                                   10577
----------------------------------------                 -----------------
(Address of principal executive offices)                     (Zip Code)


                                (914) 640-9000
                                --------------
             (Registrant's telephone number, including area code)

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ITEM 5:  OTHER MATTERS

On September 18, 2001, Interliant, Inc. issued a press release announcing that it is in default with respect to its 7% Convertible Subordinated Notes due 2005 (the "Notes") and that, after discussion with a small number of Note holders representing a majority of the outstanding principal value of the Notes, Interliant, Inc. believes it can achieve a restructuring of substantially all of its debt represented by the Notes on or about October 31, 2001. The text of the press release is attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following document is furnished as an exhibit to this report:

Exhibit                                                               Page
Number                        Description                            Number
-------              --------------------------------                ------
 99                  Press Release of the Registrant,                   3
                     dated September 18, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 19, 2001

                                        INTERLIANT, INC.



                                        By: /s/ Bruce S. Klein
                                            --------------------------------
                                            Bruce S. Klein
                                            Senior Vice President and
                                            General Counsel